UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023 (June 22, 2023)

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, Massachusetts	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2023, the Board of Directors (the “Board”) of Aeglea BioTherapeutics, Inc. (the “Company”) appointed Dr. Cameron Turtle, the Company’s Chief Operating Officer, as the principal executive officer of the Company, effective as of the same day.

Dr. Turtle joined the Company as its Chief Operating Officer in June 2023. Dr. Turtle is an experienced leader in building, financing, and shaping biopharma organizations from preclinical development to late-stage clinical trials and commercialization. Prior to joining the Company, Dr. Turtle was an advisor to Spyre Therapeutics, Inc. (“Spyre”) from May 2023 to June 2023. Previously, he served as Venture Partner at Foresite Labs, a life sciences investment firm, from July 2022 to May 2023; Chief Strategy Officer of BridgeBio Pharma (NASDAQ: BBIO), a biotechnology company, from January 2021 to April 2022; and Chief Business Officer of Eidos Therapeutics (NASDAQ: EIDX), a biopharmaceutical company, from November 2018 to January 2021, where he led business development, investor relations, and multiple operational functions as the company advanced an investigational medicine for a form of heart failure. Prior to joining Eidos, he was a consultant at McKinsey & Company, where he worked with pharmaceutical and medical device companies on topics including M&A, growth strategy, clinical trial strategy, and sales force optimization. Dr. Turtle received his B.S. with honors in Bioengineering from the University of Washington and his D.Phil. in Cardiovascular Medicine from the University of Oxford, St. John’s College. He is the recipient of several awards, including a Rhodes Scholarship, Goldwater Scholarship, Forbes 30 Under 30, San Francisco Business Times 40 Under 40, and the Biocom Life Sciences Catalyst Award.

Dr. Turtle does not have any family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Dr. Turtle and any other person pursuant to which he was appointed as an officer of the Company.

Item 8.01	Other Events.

The Company sought from the SEC and received a waiver of the requirement to provide audited financial statements of Spyre and related pro forma financial information (“Financial Information”) under Rules 3-05 and 11-01 of Regulation S-X in applicable filings to be made by the Company with the SEC in connection with the Merger and any other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may require the Financial Information. The Company is filing this Current Report on Form 8-K to provide abbreviated financial information in the form of an audited Statement of Assets Acquired and Liabilities Assumed from Spyre Therapeutics, Inc. by Aeglea BioTherapeutics, Inc., as of June 22, 2023 (the “Abbreviated Financial Statement”). The Abbreviated Financial Statement, including notes thereto and Report of Independent Registered Public Accounting Firm thereon, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Statement of Assets Acquired and Liabilities Assumed from Spyre Therapeutics, Inc. by Aeglea BioTherapeutics, Inc., as of June 22, 2023, including notes thereto and Report of Independent Registered Public Accounting Firm thereon.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: October 6, 2023	By:	/s/ Cameron Turtle
Cameron Turtle
Chief Operating Officer